                                                                EXHIBIT 10.16

                           FIRST AMENDMENT AND WAIVER
                          TO REVOLVING CREDIT AGREEMENT

         FIRST AMENDMENT AND WAIVER dated as of April 28, 1998, (this "Amendment and Waiver"), with respect to the Revolving Credit Agreement dated as of January 17, 1997 (the "Credit Agreement"), by and among GENOVESE DRUG STORES, INC., as Borrower; FLEET BANK, NATIONAL ASSOCIATION ("Fleet"), THE BANK OF NEW YORK ("BNY") and STATE STREET BANK AND TRUST COMPANY ("State Street"; collectively, with Fleet and BNY, the "Banks"); FLEET BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent") and THE BANK OF NEW YORK, as documentation agent (in such capacity, the "Document Agent").

                                    RECITALS

         The Borrower has requested and the Banks have agreed, subject to the terms and conditions of this Amendment and Waiver, to waive and amend certain provisions of the Credit Agreement as herein set forth. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         I. Waiver

         Section 1.1. The Banks hereby waive compliance with the provisions of Sections 9.1, 9.3 and 9.4 of the Credit Agreement for the period ending January 30, 1998.

         Section 1.2. The waivers set forth in Section 1.1 are limited specifically to the matters set forth above and for the specific instance referred to above and do not constitute directly or by implication a waiver of any other provision of the Credit Agreement. Furthermore, the waivers granted pursuant to Section 1.1 shall not entitle the Borrower to any further or future waivers whatsoever.

         II. Amendments.

         Section 2.1. The definition of the term "Margin" contained in Section
1.1 of the Agreement is hereby amended and restated to provide in its entirety as follows:

         "Margin" means, with respect to Loans and the Commitment Fee:



         RATIO OF CONSOLIDATED                              MARGIN
         FUNDED DEBT TO CONSOLIDATED                    LIBOR LOANS AND
         EBITDA PURSUANT TO                             STANDBY LETTERS          COMMITMENT
         SECTION 9.4                                      OF CREDIT                 FEE
         (a)  Greater than 2.25:1.00                         1.10                   0.25
         (b)  Greater than 1.75:1.00 but
              less than or equal to 2.25:1.00                0.85                   0.20
         (c)  Less than or equal to 1.75:1.00                0.55                   0.15

         Section 2.2. Article 9 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

         ARTICLE 9. FINANCIAL COVENANTS.

              So long as any of the Notes or other Obligations shall remain unpaid, or any Bank shall have any Commitment under this Agreement the Borrower and its Subsidiaries shall:

         Section 9.1. Minimum Consolidated Tangible Net Worth. Maintain at all times a Consolidated Tangible Net Worth of not less than $65,000,000 during the first fiscal quarter of the Borrower's fiscal year ending January 29, 1999, $65,400,000 during the second, third and through the fourth fiscal quarters of the Borrower's fiscal year ending January 29, 1999, $68,100,000 at all times from January 29, 1999 through January 27, 2000, $72,000,000 at all times from January 28, 2000 through February 1, 2001, and $78,000,000 from February 2, 2001 and thereafter. This covenant shall be tested quarterly.

         Section 9.2. Maximum Consolidated Effective Leverage. Maintain at all times during the periods set forth below a ratio of (A) Consolidated Total Liabilities (excluding for purposes of this covenant, deferred income and deferred taxes) to (B) Consolidated Tangible Net Worth of not more than the ratio set forth opposite such period:

                  Period                                       Ratio
                  ------                                       -----

                  January 31, 1998 - August 14, 1998         2.40:1.00
                  August 15, 1998 - November 6, 1998         2.70:1.00
                  November 7, 1998 - January 29, 1999        2.45:1.00
                  January 30, 1999 - January 28, 2000        2.40:1.00
                  January 29, 2000 and thereafter            2.30:1.00

Notwithstanding the foregoing, during the periods of August 14, 1999 through November 5, 1999, August 12, 2000 through November 3, 2000 and August 18, 2001 through November 9, 2001, such ratio shall not be more than 2.60:100.


         Section 9.3. Minimum Fixed Charge Coverage Ratio. Maintain at all times during the periods specified below, on a consolidated basis, a ratio of
         (A) Consolidated EBITDA plus Consolidated Operating Rents to (B) Consolidated Interest Expenses plus Consolidated Current Portion of Long Term Debt plus Capital Expenditures, on a consolidated basis, plus Consolidated Operating Rents of not less than amounts set forth below:

         Period                                        Ratio
         ------                                        -----

         January 31, 1998 - May 22, 1998             0.96:1.00
         May 23, 1998 - August 14, 1998              0.98:1.00
         August 15, 1998 - November 6, 1998          1.00:1.00
         November 7, 1998 - January 29, 1999         1.08:1.00
         January 30, 1999 - January 28, 2000         1.10:1.00
         January 29, 2000 and thereafter             1.13:1.00

         For purposes of calculating compliance with this covenant, Consolidated EBITDA shall be calculated without giving effect to a $9,500,000 restructuring charge for the first three quarters of the Borrower's fiscal year ending January 29, 1999.

         This covenant shall be tested quarterly on a rolling four quarters basis.

         Section 9.4. Consolidated Funded Debt to Consolidated EBITDA. Maintain at all times during the periods specified below, on a consolidated basis, a ratio of (A) Consolidated Funded Debt to (B) Consolidated EBITDA of not more than the ratios specified below:

         Fiscal Year                                          Ratio
         -----------                                          ------

         1999                                                 2.61:1.00
         2000                                                 2.16:1.00
         2001                                                 2.00:1.00

         In addition, on each of the following dates, the Borrower and its Subsidiaries, on a consolidated basis, shall maintain a ratio of (A) Consolidated Funded Debt to (B) Consolidated EBITDA of not more than the ratios specified below:

         Date                                                 Ratio
         ----                                                 -----

         5/22/98                                              2.61:1.00
         8/14/98                                              2.31:1.00
         11/6/98                                              2.56:1.00
         1/29/99                                              1.74:1.00
         5/21/99                                              2.00:1.00

         8/13/99                                              1.84:1.00
         11/5/99                                              2.16;1.00
         1/28/00                                              1.66:1.00
         5/19/00                                              1.90:1.00
         8/11/00                                              1.73:1.00
         11/3/00                                              2.00:1.00
         2/2/01                                               1.49:1.00

         For purposes of calculating compliance with this covenant, Consolidated EBITDA shall be calculated without giving effect to a $9,500,000 restructuring charge for the first three quarters of the Borrower's fiscal year ending January 29, 1999.

         This covenant shall be tested quarterly on a rolling four quarters basis.

         Section 9.5 Capital Expenditures. Not make Capital Expenditures in any fiscal year on a consolidated basis in excess of the amounts listed below for such fiscal year.

                                            Maximum Consolidated
         Fiscal Year                        Capital Expenditures
         -----------                        --------------------

         1997                               $25,000,000

         1998 and thereafter                $24,000,000

The maximum Capital Expenditures in any fiscal year may be increased by an amount equal to the net proceeds, but in no event more than $5,000,000 in any fiscal year, of any sales of assets other than in the ordinary course of business of the Borrower or the Guarantor, on a consolidated basis. Up to 25% of any unused Capital Expenditure allowance (before giving effect to the proviso of the preceding sentence) may be carried over to the following fiscal year; however, in no event shall any amount be carried over for more than one fiscal year. For purposes of calculating compliance with this covenant, that portion of the consideration paid by the Borrower in connection with any Pharmacy Buyout that is allocable to the purchase of inventory shall not be considered a Capital Expenditure.

         Section 9.6. Limitation on Capital Expenditures and Dividends. The Borrower shall not permit the sum of Capital Expenditures plus cash Dividends of the Borrower, determined on a consolidated basis, to exceed the following percentages of Consolidated EBITDA on an annual basis: for the Borrower's fiscal year ending January 29, 1999, eighty (80%) percent, for the Borrower's fiscal year ending January 28, 2000, seventy (70%) percent and for the Borrower's fiscal year ending February 2, 2001 and each fiscal year thereafter, sixty-five (65%) percent. For purposes of calculating compliance with this covenant, the portion of the consideration paid by the Borrower in connection with any Pharmacy Buyout that is allocable to the purchase of inventory shall not be considered a Capital Expenditure.

         III. Miscellaneous.

               (a) This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

               (b) All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

               (c) This Amendment and Waiver shall constitute a Facility
Document.

               (d) As expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof. The Credit Agreement is ratified and confirmed in all respects by the Borrower.

               (e) The Borrower hereby represents and warrants that (i) the representations and warranties by the Borrower and each Guarantor pursuant to the Credit Agreement and each other Facility Document are true and correct on the date hereof, and (ii) after giving effect to this Amendment and Waiver, no Default or Event of Default exists under the Credit Agreement or any other Facility Document.

               (f) This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment and Waiver.

         IN WITNESS WHEREOF, the Borrower, the Banks, the Agent and the Documentation Agent have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

                                            GENOVESE DRUG STORES, INC.

                                            By: /s/ Christopher Noonan
                                                -------------------------------
                                            Name:  Christopher Noonan
                                            Title: Controller

                                            FLEET BANK, NATIONAL ASSOCIATION

                                            By: /s/ Alice Adelberg
                                                -------------------------------
                                            Name:  Alice Adelberg
                                            Title: Vice President

                                            THE BANK OF NEW YORK


                                            By: /s/ Donna A. Fontanetta
                                                -------------------------------
                                            Name:  Donna A. Fontanetta
                                            Title: Assistant Vice President

                                            STATE STREET BANK AND TRUST COMPANY

                                            By: /s/ John D. Gaziano, Jr.
                                                -------------------------------
                                            Name:  John D. Gaziano, Jr.
                                            Title: Vice President